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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 17, 2002


                              MED DIVERSIFIED, INC.
             (Exact name of registrant as specified in its charter)



           NEVADA                                              84-1037630
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                          identification number)


                         COMMISSION FILE NUMBER: 1-15587


                        200 BRICKSTONE SQUARE, SUITE 403
                                ANDOVER, MA 01810
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 323-2500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         NOT APPLICABLE

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         NOT APPLICABLE

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         NOT APPLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         NOT APPLICABLE

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On September 17, 2002, Med Diversified, Inc. (the "Company") announced the appointment of Richard J. Boudreau and Gregory J. Simms to its board of directors.

         The Company's press release announcing these appointments is attached as Exhibit 99.1 to this report.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS

             NOT APPLICABLE

         (b) PRO FORMA FINANCIAL INFORMATION

             NOT APPLICABLE

         (c) EXHIBITS

             99.1 Press Release dated September 17, 2002.


                                        2


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ITEM 8.  CHANGE IN FISCAL YEAR

         NOT APPLICABLE

ITEM 9.  REGULATION FD DISCLOSURE

         NOT APPLICABLE


                                       3


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MED DIVERSIFIED, INC.
                                              (Registrant)



Date: September 17, 2002                      By: /s/ FRANK MAGLIOCHETTI
                                                  -----------------------------
                                                      Frank Magliochetti,
                                                      Chief Executive Officer


                                       4


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EXHIBIT INDEX
-------------


99.1    Press Release dated September 17, 2002.


                                       5